UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)   July 10, 2003
                                                --------------------------------



                Mortgage Asset Securitization Transactions, Inc.
                ------------------------------------------------
             (Exact name of registrant as specified in its charter)



Delaware                                 333-101254                 06-1204982
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(State or other jurisdiction     (Commission File Number)       (I.R.S. Employer
of incorporation)                                            Identification No.)



1285 Avenue of the Americas, New York, New York                          10021
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(Address of principal executive offices)                              (Zip Code)



Registrant's telephone number, including area code (212 )713-2000
                                                  ------------------------------


                                 Not applicable
          -------------------------------------------------------------
         (Former name or former address, if changed since last report.)

ITEM 5.     Other Events

            On December 2, 2002, a registration statement on Form S-3 (the "Registration Statement") for Mortgage Asset Securitization Transactions, Inc. (the "Company") was declared effective. Attached as exhibits are certain Collateral Term Sheets (as defined in the no-action letter issued by the staff of the Securities and Exchange Commission on February 17, 1995, to the Public Securities Association) and Computational Materials (as defined in the no-action letter issued by the staff of the Securities and Exchange Commission on May 20, 1994, regarding Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. and Kidder Structured Asset Corporation and as further modified by a no-action letter issued by the staff of the Securities and Exchange Commission on May 27, 1994, to the Public Securities Association) furnished to the Company by UBS Securities LLC (the "Underwriter") in respect of the Company's proposed offering of the MASTR Alternative Loan Trust 2003-5, Mortgage Pass-Through Certificates, Series 2003-5 (the "Certificates").

            The Certificates will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The Certificates will be registered pursuant to the Act under the Registration Statement. The Company hereby incorporates the attached Computational Materials and Collateral Term Sheets by reference in the Registration Statement.

            Any statement or information contained in the attached Computational Materials and Collateral Term Sheets shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

ITEM 7.     Financial Statements and Exhibits

            (c) Exhibits

            Item 601(a)
            of Regulation S-K
            Exhibit No.             Description
            -----------------       -----------
                99.1                Collateral Term Sheets prepared by
                                    UBS Securities LLC in
                                    connection with the MASTR Alternative
                                    Loan Trust 2003-5, Mortgage
                                    Pass-Through Certificates, Series 2003-5.

                99.2                Computational Materials prepared by
                                    UBS Securities LLC in
                                    connection with the MASTR Alternative
                                    Loan Trust 2003-5, Mortgage
                                    Pass-Through Certificates, Series 2003-5.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          MORTGAGE ASSET SECURITIZATION
                                          TRANSACTIONS, INC.



      July 11, 2003
                                          By: /s/ Glenn McIntyre
                                              ----------------------------------
                                              Name:  Glenn McIntyre
                                              Title: Associate Director


                                          By: /s/ Steve Warjanka
                                              ----------------------------------
                                              Name:  Steve Warjanka
                                              Title: Associate Director

                                INDEX TO EXHIBITS




                                                                  Paper (P) or
Exhibit No.       Description                                     Electronic (E)
-----------       -----------                                     --------------

99.1              Collateral Term Sheets prepared by                    (E)
                  UBS Securities LLC in connection with the MASTR Alternative Loan Trust 2003-5, Mortgage
                  Pass-Through Certificates, Series 2003-5.

99.2              Computational Materials prepared by                   (E)
                  UBS Securities LLC in connection with the MASTR
                  Alternative Loan Trust 2003-5, Mortgage
                  Pass-Through Certificates, Series 2003-5.